                                                                  EXHIBIT 10.12

                           BRIDGE FINANCING AGREEMENT

        THIS FINANCING AGREEMENT (the "Agreement") is made as of May 1, 1996, by and among COMPUTER MOTION, INC., a corporation organized and existing under the laws of the State of California ("Borrower"), and ____________________________, (the "Lender") with reference to the following:

                              W I T N E S S E T H:

        WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to make available to Borrower certain loans provided for herein; and

        WHEREAS, Borrower is willing to issue to the Lender warrants to purchase Common Stock of Borrower;

        NOW, THEREFORE, IT IS AGREED:

        Section 1.  Amount and Terms of Loans.

               1.1 The Loans. Subject to and upon the terms and conditions set forth herein, the Lender agrees to loan ______________________________________
to Borrower. The Loan may be prepaid at any time.

               1.2 Disbursement of Funds. Proceeds of Loan obtained by Borrower pursuant hereto shall be used to meet working capital requirements of Borrower.

               1.3 The Notes. The obligation of Borrower to pay the principal of, and interest on, the Loan made by the Lender shall be evidenced by a promissory note, substantially in the forms of Exhibit A, with blanks appropriately completed in conformity herewith (the "Notes"), duly executed and delivered by Borrower. Such Note shall (i) be payable to the order of the Lender and be dated the date of such Loan; (ii) be payable in the principal amount of the Loan evidenced thereby; (iii) mature and became due and payable, with respect to each Loan evidenced thereby, Thirty (30) months from the date of the Note; (iv) be entitled to the benefits of this Agreement; and (v) bear interest as provided in Section 1.4.

               1.4 Interest. The unpaid principal amount of the Loan shall bear interest at a rate equal to the lesser of (a) the rate publicly announced from time to time by Chase Manhattan Bank as its "prime" or "reference" rate, plus one percent (1%) and (b) the highest rate permitted by law. Such interest shall be compounded on a daily basis and shall be paid by Borrower monthly in arrears on or before the fifth business day of each calendar month succeeding a month during which an unpaid principal amount has been outstanding.

               1.5 Voluntary Prepayments. Borrower shall have the right to prepay the Notes, without premium or penalty, in whole or in part, at any time and from time to time.

        Section 2. Warrants. In connection with this Borrowing , Borrower shall offer to the Lender warrants to purchase Common Stock of Borrower in the amount of .63158 Warrants earned for each Dollar loaned the Company, with conventional rounding used to determine the ultimate number of warrants earned. For instance, if the Lender loaned the Borrower One Hundred Thousand Dollars ($100,000), the Lender would earn Sixty Three Thousand One Hundred Fifty-Eight Warrants (63,158). Such warrants being in the form attached as Exhibit B (the "Warrants"). The Lender may elect to purchase these Warrants at a purchase of $0.0001 per Warrant. The Warrants shall be entitled to registration rights pursuant to the Amendment No. 1 to Registration Agreement in the form of Exhibit C and are exercisable for a period of Seven (7) years from issuance at Two Dollars Thirty-Seven Cents ($2.37) per Warrant.

        Section 3. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make this Loan, Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement, the Note and the making of the Loan.

               3.1 Corporate Status. Borrower (i) is a duly organized and validly existing corporation in good standing under the laws of the State of California; (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged; and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

               3.2 Corporate Power and Authority; Legal Capacity. Borrower has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of this Agreement, the Note and the Warrants. Borrower has duly executed and delivered this Agreement and the Note and Warrants to the extent deliverable on the date hereof, and each constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

               3.3 Validity of Securities. The issuance of the Note and Warrants, and the shares of Common Stock issuable on exercise thereof, (collectively, the "Securities") is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

               3.4 Offering. Assuming the accuracy of the representations and warranties of the Investor contained in Section 4 hereof, the offer, issue, and sale of the Securities is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and has been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

        Section 4. Representations and Warranties of Lender. The Lender hereby severally represents and warrants to Borrower as follows:

               4.1 Legal Power. It has the requisite legal power to enter into this Agreement, to make the Loan hereunder, to purchase the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

               4.2 Due Execution. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by Borrower, this Agreement will be a valid and binding agreement of it.

               4.3 Investment Representations.

                      (i) It is acquiring the Securities and will acquire any security issued upon exercise thereof for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

                      (ii) It understands that (i) the Securities have not been registered under the 1933 Act by reason of a specific exemption therefrom, that the Securities must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt form such registration; (ii) the Securities will be endorsed with the following legend:

               "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO RULE 144 OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) Borrower will instruct any transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to Rule 144 under the 1933 Act and Lender provides Borrower with evidence reasonably satisfactory to Borrower and its counsel that the proposed transaction satisfies the requirements of Rule 144. Borrower agrees to remove the foregoing legend from any securities if the requirements of Rule 144(k) (or any successor rule or regulation) apply with respect to such securities and Borrower and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

                      (iii) It is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                      (iv) It understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances, and it represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

                      (v) It is an "accredited investor" as such term is defined in Regulation D under the Securities Act or an employee or other affiliate of the Borrower with significant knowledge of historical, current and forecasted financial condition of the Borrower and by reason of its business or financial experience it has the capacity to protect its own interest in connection with this Agreement.

                      (vi) Lender was not formed for the specific purpose of acquiring the Securities offered hereunder.

                      (vii) Its principal business address is as set forth below its name hereto and it does not reside in any state of the United States other than the state so specified.

               Section 5.    Negative Covenants.

        Borrower covenants and agrees that on and after the date hereof and until the Notes are paid in full, without the prior written consent of the holders of a majority of the principal amount outstanding under the Bridge Financing Notes and all other similar Notes issued pursuant to Bridge Financing Agreements which are substantially similar to this Agreement.

                      5.1 Liens. Borrower will not create, incur, assume or suffer to exist any Lien (as defined below) upon or with respect to any property or assets (real or personal, tangible or intangible) of Borrower, whether now owned or hereafter acquired. "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing). However, the provisions of this Section 5.1 shall not prevent the creation, incurrence, assumption or existence of any of the following:

                      (i) Liens for taxes, assessments and other governmental charges or levies not yet due and payable, or which are being contested in good faith by appropriate proceedings and for which reserves, if any, required under generally accepted accounting principles shall have been established;

                      (ii) Liens in respect of property or assets of Borrower imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business;

                      (iii) deposits or pledges to secure bids, tenders, contracts, leases, the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds or other obligations of a like general nature incurred in the ordinary course of business;

                      (iv) zoning restrictions, easements, license, restrictions on the use of real property and minor irregularities in title thereto which do not materially impair the use or the value of such property;


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                      (v) inchoate liens arising under ERISA to secure current
service pension liabilities as they are incurred; and

                      (vi) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property, or to use such property in a manner which does not materially impair the use of such property.

                      5.2 Indebtedness. Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any indebtedness for borrowed money which is not subordinated in right of payment to the prior payment in full of the Note and all interest accrued thereon; provided, however, that Borrower may incur additional indebtedness of up to Three Million Two Hundred Fifty Thousand Dollars ($3,250,000), less the Loan made by the Borrower hereunder. For example, if the Loan under this Agreement aggregates to Four Hundred Thousand Dollars ($400,000) the Borrower may borrow up to Two Million Eight Hundred Fifty Thousand Dollars ($2,850,000). Such additional indebtedness will be equal in right of payment to the Note.

                      5.3 Business. Borrower will not engage, directly or indirectly, in any business other than the business in which Borrower is engaged on the date hereof.

               Section 6. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                      6.1 Payments. Borrower shall (i) default in the payment when due of any principal of the Note or (ii) default in the payment when due of any interest on the Note or any other amounts owing to the Lender hereunder or under the Note and such default shall continue unremedied for a period of fifteen (15) days after receipt by Borrower of written notice from Lender of the occurrence thereof; or

                      6.2 Representations, etc. Any representation, warranty or statement made by the Borrower herein or in any certificate or report delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                      6.3 Default Under Other Agreements. Any Event of Noncompliance (as defined in Section 9A of the Certificate of Determination of Series D Convertible Preferred Stock) occurs; or

                      6.4 Bankruptcy, etc. Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Borrower or any of its Subsidiaries, and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Borrower or any such Subsidiary, or Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or any of its Subsidiaries, or there is commenced against Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 90 days, or Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 90 days; or Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any action is taken by Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, any Lender may by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of such Lender:
(i) declare such Lender's commitment to make Loans pursuant to this Agreement terminated, and (ii) declare the principal and accrued interest of all Loans made by such Lender and the related Note to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower.

               Section 7.    Miscellaneous.

                      7.1 Notices. All notices and other communications hereunder shall be made in writing and shall be deemed given upon personal delivery during regular business hours or three (3) days after mailing if mailed by first class mail, postage prepaid, to the following addresses:

               To Borrower:         Computer Motion, Inc.
                                    130-B Cremona Drive
                                    Goleta, California 93117
                                    Attention:  Chief Financial Officer

               To Lender:





                      7.2    Governing Law; Submission to Jurisdiction; Venue.

                             (a) This Agreement and the rights and obligations
of the parties hereunder and thereunder shall be construed in accordance with and be governed by the laws of the State of California.

                             (b) Any legal action or proceeding with respect to
this Agreement shall be brought in the courts of the County of Santa Barbara, State of California or of the United States for the Central District of California, and, by execution and delivery of this Agreement, Borrower and Lender hereby irrevocably accept the jurisdiction of, and venue in the aforesaid courts.

                      7.3 Counterparts. This Agreement may be executed in counterparts each of which when so executed and delivered shall be in an original, but which shall together constitute one and the same instrument.

                      7.4 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                      7.5 Amendment or Waiver. Except as set forth in Section 5, the terms of this Agreement may not be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and Lender.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                    "Borrower"

                                    COMPUTER MOTION, INC.

                                    By:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------
                                    "Lender"



                                    --------------------------------------------



                                    --------------------------------------------

                                 PROMISSORY NOTE

$100,000       Goleta, California

                                                                     May 1, 1996

        For value received, the undersigned, COMPUTER MOTION, INC., a California corporation ("Payor"), promises to pay to ______________________________________
at ______________________________________________________ or at such other place as may be designated in writing by Payee, the principal sum of One Hundred Thousand Dollars ($100,000) with interest on the unpaid principal balance from time to time outstanding at a rate equal to the lesser of (a) the rate publicly announced from time to time by Chase Manhattan Bank as its "prime" or "reference" rate, plus one percent (1%) or (b) the highest rate permitted by law (the "Interest Rate"). Interest shall be compounded on a daily basis and shall be paid monthly in arrears on or before the fifth business day of each calendar month. All sums owing hereunder are payable in lawful money of the United States of America.

        The entire unpaid principal balance of this note, together with all accrued and unpaid interest, shall be due and payable Thirty (30) months from the date of this Note ("Maturity Date"). Prepayment of principal hereunder may be made, in whole or in part, at any time and from time to time without premium or penalty.

        This Note is issued pursuant to that certain Bridge Financing Agreement dated as of May 1, 1996 (the "Agreement"), by and among Payor and Payee who is subject to, and entitled to the benefits of, the Agreement.

        Upon the occurrence of an Event of Default, as defined in Section 6 of the Agreement, Payee may, at its sole option, declare all sums owing under this
Note immediately due and payable.

        Should suit be brought to enforce this Note, the prevailing party in such suit shall be awarded reasonable attorneys' fees in the defense or prosecution thereof.

        Payor waives presentment, demand, notice of protest and nonpayment and diligence in taking any action to collect any sums owing under this Note. Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of California, and any action with respect to this Note shall be brought only in the courts of the County of Santa Barbara, State of California, or the United States for the Central District of California.

                                                   "PAYOR"

Address: Computer Motion, Inc.                     COMPUTER MOTION, INC.
130-B Cremona Drive
Goleta, California 93117
Attention:  Chief Financial Officer                By:
                                                       -------------------------
                                                   Its:
                                                       -------------------------

                               ANNEX I TO WARRANT

                             SUBSCRIPTION AGREEMENT

        The undersigned holder of the Warrant to which this Subscription Agreement is attached as Annex I hereby (i) subscribes for ___________________ Warrant Shares (as defined in the Warrant) which the undersigned is entitled to purchase pursuant to the terms of such Warrant, (ii) encloses payment of the Exercise Price for such Warrant Shares in the amount of $_________ and (iii) directs that the certificates evidencing such shares of Common Stock be issued and delivered to _______________________________.

Date:
     -------------------



                                              ----------------------------------



                                              ----------------------------------

                           BRIDGE FINANCING AGREEMENT

        THIS FINANCING AGREEMENT (the "Agreement") is made as of, May 20, 1996, by and among COMPUTER MOTION, INC., a corporation organized and existing under the laws of the State of California ("Borrower"), and ___________________ (the "Lender") with reference to the following:

                              W I T N E S S E T H:

        WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to make available to Borrower certain loans provided for herein; and

        WHEREAS, Borrower is willing to issue to the Lender warrants to purchase Common Stock of Borrower;

        NOW, THEREFORE, IT IS AGREED:

        Section Amount and Terms of Loans.

               1.1 The Loans. Subject to and upon the terms and conditions set forth herein, the Lender agrees to loan __________________ Dollars ($xx0,000) to Borrower. The Loan may be prepaid at any time.

               1.2 Disbursement of Funds. Proceeds of Loan obtained by Borrower pursuant hereto shall be used to meet working capital requirements of Borrower.

               1.3 The Notes. The obligation of Borrower to pay the principal of, and interest on, the Loan made by the Lender shall be evidenced by a promissory note, substantially in the forms of Exhibit A, with blanks appropriately completed in conformity herewith (the "Notes"), duly executed and delivered by Borrower. Such Note shall (i) be payable to the order of the Lender and be dated the date of such Loan; (ii) be payable in the principal amount of the Loan evidenced thereby; (iii) mature and became due and payable, with respect to each Loan evidenced thereby, Thirty (30) months from the date of the Note; (iv) be entitled to the benefits of this Agreement; and (v) bear interest as provided in Section 1.4.

               1.4 Interest. The unpaid principal amount of the Loan shall bear interest at a rate equal to the lesser of (a) the rate publicly announced from time to time by Chase Manhattan Bank as its "prime" or "reference" rate, plus one percent (1%) and (b) the highest rate permitted by law. Such interest shall be compounded on a daily basis and shall be paid by Borrower monthly in arrears on or before the fifth business day of each calendar month succeeding a month during which an unpaid principal amount has been outstanding.

               1.5 Voluntary Prepayments. Borrower shall have the right to prepay the Notes, without premium or penalty, in whole or in part, at any time and from time to time.

        Section 2. Warrants. In connection with this Borrowing , Borrower shall offer to the Lender warrants to purchase Common Stock of Borrower in the amount of .63158 Warrants earned for each Dollar loaned the Company, with conventional rounding used to determine the ultimate number of warrants earned. For instance, if the Lender loaned the Borrower One Hundred Thousand Dollars ($100,000), the Lender would earn Sixty Three Thousand One Hundred Fifty-Eight Warrants (63,158). Such warrants being in the form attached as Exhibit B (the "Warrants"). The Lender may elect to purchase these Warrants at a purchase of $0.0001 per Warrant. The Warrants shall be entitled to registration rights pursuant to the Amendment No. 1 to Registration Agreement in the form of Exhibit C and are exercisable for a period of Seven (7) years from issuance at Two Dollars Thirty-Seven Cents ($2.37) per Warrant.

        Section 3. Representations, Warranties and Agreements. In order to induce the Lender to enter into this Agreement and to make this Loan, Borrower makes the following representations, warranties and agreements, which shall survive the execution and delivery of this Agreement, the Note and the making of the Loan.

               3.1 Corporate Status. Borrower (i) is a duly organized and validly existing corporation in good standing under the laws of the State of California; (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged; and (iii) is duly qualified as a foreign corporation and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

               3.2 Corporate Power and Authority; Legal Capacity. Borrower has the corporate power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of this Agreement, the Note and the Warrants. Borrower has duly executed and delivered this Agreement and the Note and Warrants to the extent deliverable on the date hereof, and each constitutes its legal, valid and binding obligation enforceable in accordance with its terms.

               3.3 Validity of Securities. The issuance of the Note and Warrants, and the shares of Common Stock issuable on exercise thereof, (collectively, the "Securities") is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

               3.4 Offering. Assuming the accuracy of the representations and warranties of the Investor contained in Section 4 hereof, the offer, issue, and sale of the Securities is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and has been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

        Section 4. Representations and Warranties of Lender. The Lender hereby severally represents and warrants to Borrower as follows:

               4.1 Legal Power. It has the requisite legal power to enter into this Agreement, to make the Loan hereunder, to purchase the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.

               4.2 Due Execution. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by Borrower, this Agreement will be a valid and binding agreement of it.

               4.3    Investment Representations.

                      (i) It is acquiring the Securities and will acquire any security issued upon exercise thereof for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

                      (ii) It understands that (i) the Securities have not been registered under the 1933 Act by reason of a specific exemption therefrom, that the Securities must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt form such registration; (ii) the Securities will be endorsed with the following legend:

               "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS PURSUANT TO RULE 144 OR THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) Borrower will instruct any transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied; provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to Rule 144 under the 1933 Act and Lender provides Borrower with evidence reasonably satisfactory to Borrower and its counsel that the proposed transaction satisfies the requirements of Rule 144. Borrower agrees to remove the foregoing legend from any securities if the requirements of Rule 144(k) (or any successor rule or regulation) apply with respect to such securities and Borrower and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

                      (iii) It is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                      (iv) It understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances, and it represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

                      (v) It is an "accredited investor" as such term is defined in Regulation D under the Securities Act or an employee or other affiliate of the Borrower with significant knowledge of historical, current and forecasted financial condition of the Borrower and by reason of its business or financial experience it has the capacity to protect its own interest in connection with this Agreement.

                      (vi) Lender was not formed for the specific purpose of acquiring the Securities offered hereunder.

                      (vii) Its principal business address is as set forth below its name hereto and it does not reside in any state of the United States other than the state so specified.

        Section 5.    Negative Covenants.

        Borrower covenants and agrees that on and after the date hereof and until the Notes are paid in full:

               5.1 Liens. Without the prior written consent of the Lender, Borrower will not create, incur, assume or suffer to exist any Lien (as defined below) upon or with respect to any property or assets (real or personal, tangible or intangible) of Borrower, whether now owned or hereafter acquired. "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing). However, the provisions of this Section 5.1 shall not prevent the creation, incurrence, assumption or existence of any of the following:

                      (i) Liens for taxes, assessments and other governmental charges or levies not yet due and payable, or which are being contested in good faith by appropriate proceedings and for which reserves, if any, required under generally accepted accounting principles shall have been established;

                      (ii) Liens in respect of property or assets of Borrower imposed by law, which were incurred in the ordinary course of business, such as carriers', warehousemen's and mechanics' liens and other similar Liens arising in the ordinary course of business;

                      (iii) deposits or pledges to secure bids, tenders, contracts, leases, the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds or other obligations of a like general nature incurred in the ordinary course of business;

                      (iv) zoning restrictions, easements, license, restrictions on the use of real property and minor irregularities in title thereto which do not materially impair the use or the value of such property;

                      (v) inchoate liens arising under ERISA to secure current service pension liabilities as they are incurred; and

                      (vi) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property, or to use such property in a manner which does not materially impair the use of such property.

               5.2 Indebtedness. Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any indebtedness for borrowed money which is not subordinated in right of payment to the prior payment in full of the Note and all interest accrued thereon; provided, however, that Borrower may incur additional indebtedness of up to Three Million Two Hundred Fifty Thousand Dollars ($3,250,000), less the Loan made by the Borrower hereunder. For example, if the Loan under this Agreement aggregates to Four Hundred Thousand Dollars ($400,000) the Borrower may borrow up to Two Million Eight Hundred Fifty Thousand Dollars ($2,850,000) without prior approval or consent of the Lender. Such additional indebtedness will be equal in right of payment to the Note.

               5.3 Business. Without the prior written consent of Lender, Borrower will not engage, directly or indirectly, in any business other than the business in which Borrower is engaged on the date hereof.

        Section 6. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

               6.1 Payments. Borrower shall (i) default in the payment when due of any principal of the Note or (ii) default in the payment when due of any interest on the Note or any other amounts owing to the Lender hereunder or under the Note and such default shall continue unremedied for a period of fifteen (15) days after receipt by Borrower of written notice from Lender of the occurrence thereof; or

               6.2 Representations, etc. Any representation, warranty or statement made by the Borrower herein or in any certificate or report delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

               6.3 Default Under Other Agreements. Any Event of Noncompliance (as defined in Section 9A of the Certificate of Determination of Series D Convertible Preferred Stock) occurs; or

               6.4 Bankruptcy, etc. Borrower or any of its Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against Borrower or any of its Subsidiaries, and the petition is not controverted within 30 days, or is not dismissed within 90 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Borrower or any such Subsidiary, or Borrower or any of its Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Borrower or any of its Subsidiaries, or there is commenced against Borrower or any of its Subsidiaries any such proceeding which remains undismissed for a period of 90 days, or Borrower or any of its Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Borrower or any of its Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 90 days; or Borrower or any of its Subsidiaries makes a general assignment for the benefit of creditors; or any action is taken by Borrower or any of its Subsidiaries for the purpose of effecting any of the foregoing;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, any Lender may by written notice to Borrower, take any or all of the following actions, without prejudice to the rights of such Lender:
(i) declare such Lender's commitment to make Loans pursuant to this Agreement terminated, and (ii) declare the principal and accrued interest of all Loans made by such Lender and the related Notes to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower.

        Section 7.    Miscellaneous.

               7.1 Notices. All notices and other communications hereunder shall be made in writing and shall be deemed given upon personal delivery during regular business hours or three (3) days after mailing if mailed by first class mail, postage prepaid, to the following addresses:


               To Borrower:    Computer Motion, Inc.
                               130-B Cremona Drive
                               Goleta, California 93117
                               Attention:  Chief Financial Officer

               To Lender:      _____________________
                               _____________________
                               _____________________
                               _____________________

               7.2    Governing Law; Submission to Jurisdiction; Venue.

                      (a) This Agreement and the rights and obligations of the parties hereunder and thereunder shall be construed in accordance with and be governed by the laws of the State of California.

                      (b) Any legal action or proceeding with respect to this Agreement shall be brought in the courts of the County of Santa Barbara, State of California or of the United States for the Central District of California, and, by execution and delivery of this Agreement, Borrower and Lender hereby irrevocably accept the jurisdiction of, and venue in the aforesaid courts.

               7.3 Counterparts. This Agreement may be executed in counterparts each of which when so executed and delivered shall be in an original, but which shall together constitute one and the same instrument.

               7.4 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

               7.5 Amendment or Waiver. The terms of this Agreement may not be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Borrower and Lender.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                   "Borrower"

                                   COMPUTER MOTION, INC.


                                   By:
                                         ---------------------------

                                   Title:
                                         ---------------------------

                                   "Lender"



                                   By:
                                         ---------------------------

                                   Title:
                                         ---------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE

$xx0,000      Goleta, California

                                                                            DATE

        For value received, the undersigned, COMPUTER MOTION, INC., a California corporation ("Payor"), promises to pay to ("Payee"), at , or at such other place as may be designated in writing by Payee, the principal sum of Dollars ($xx0,000) with interest on the unpaid principal balance from time to time outstanding at a rate equal to the lesser of (a) the rate publicly announced from time to time by Chase Manhattan Bank as its "prime" or "reference" rate, plus one percent (1%) or (b) the highest rate permitted by law (the "Interest Rate"). Interest shall be compounded on a daily basis and shall be paid monthly in arrears on or before the fifth business day of each calendar month. All sums owing hereunder are payable in lawful money of the United States of America.

        The entire unpaid principal balance of this note, together with all accrued and unpaid interest, shall be due and payable Thirty (30) months from the date of this Note ("Maturity Date"). Prepayment of principal hereunder may be made, in whole or in part, at any time and from time to time without premium or penalty.

        This Note is issued pursuant to that certain Bridge Financing Agreement dated as of DATE, 1996 (the "Agreement"), by and among Payor and Payee who is subject to, and entitled to the benefits of, the Agreement.

        Upon the occurrence of an Event of Default, as defined in Section 6 of the Agreement, Payee may, at its sole option, declare all sums owing under this
Note immediately due and payable.

        Should suit be brought to enforce this Note, the prevailing party in such suit shall be awarded reasonable attorneys' fees in the defense or prosecution thereof.

        Payor waives presentment, demand, notice of protest and nonpayment and diligence in taking any action to collect any sums owing under this Note. Time is of the essence with respect to every provision hereof. This Note shall be construed and enforced in accordance with the laws of the State of California, and any action with respect to this Note shall be brought only in the courts of the County of Santa Barbara, State of California, or the United States for the Central District of California.


                                                   "PAYOR"
Address: Computer Motion, Inc.                     COMPUTER MOTION, INC.
130-B Cremona Drive
Goleta, California 93117
Attention:  Chief Financial Officer                By:
                                                        ------------------------
                                                   Its:
                                                        ------------------------

                               ANNEX I TO WARRANT

                             SUBSCRIPTION AGREEMENT

        The undersigned holder of the Warrant to which this Subscription Agreement is attached as Annex I hereby (i) subscribes for ___________________ Warrant Shares (as defined in the Warrant) which the undersigned is entitled to purchase pursuant to the terms of such Warrant, (ii) encloses payment of the Exercise Price for such Warrant Shares in the amount of $_________ and (iii) directs that the certificates evidencing such shares of Common Stock be issued and delivered to _______________________________.


Date:
      ---------------

                                     By:
                                         -------------------------------

                                     Its:
                                         -------------------------------